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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 30, 2000

                                AUTONATION, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                  1-13107                              73-1105145
         ------------------------            ---------------------------------
         (COMMISSION FILE NUMBER)            (IRS EMPLOYER IDENTIFICATION NO.)

                              110 S.E. 6TH STREET
                         FT. LAUDERDALE, FLORIDA 33301
          ------------------------------------------------------------
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (954) 769-6000

         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On June 30, 2000, AutoNation, Inc. completed the tax-free spin-off of ANC Rental Corporation, which owns and operates the assets that related to AutoNation's automotive rental business, to AutoNation's stockholders. As part of the transaction, AutoNation's stockholders received one share of ANC Rental Corporation for every eight shares of AutoNation common stock owned as of the record date for the spin-off, which was June 16, 2000.

         Before the spin-off, AutoNation owned 100% of ANC Rental's common stock. As a result of the spin-off, ANC Rental Corporation became a free standing public company whose stock trades on the Nasdaq National Market under the symbol "ANCX." Regular-way trading in ANC Rental common stock began on Monday, July 3.

         In connection with the spin-off, AutoNation and ANC Rental entered into a Separation and Distribution Agreement, providing for, among other things, the principal corporate transactions required to effect the spin-off and certain other agreements governing the relationship between AutoNation and ANC Rental with respect to or as a result of the spin-off.

         In addition to the Separation and Distribution Agreement, AutoNation and ANC Rental also entered into other agreements governing the spin-off and the subsequent relationship between the two companies, including a Tax Sharing Agreement, a Benefits Agreement and a Reimbursement Agreement relating to certain debt of ANC Rental to be guaranteed by AutoNation in connection with the spin-off.

         No consideration was payable by AutoNation stockholders for the shares of ANC Rental common stock received in the spin-off, nor were they required to surrender or exchange shares of AutoNation common stock or take any other action in order to receive the ANC Rental shares.

         Additional information concerning ANC Rental and the spin-off is contained in ANC Rental's Registration Statement on Form 10, Amendment No. 7 (Commission File No. 0-30776), which was declared effective by the Securities and Exchange Commission on June 16, 2000.

         The foregoing description of the terms of the spin-off is qualified in its entirety by reference to the agreements and press release which are exhibits hereto and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Not applicable

         (b)  Pro Forma Financial Information

              The pro forma financial information required by this Item 7(b) is incorporated by reference to the unaudited consolidated pro forma balance sheet included in Exhibit 99.2 attached hereto. The Company's former automotive rental segment has been accounted for as a discontinued operation in the Company's historical financial statements and therefore no pro forma statement of operations data is required under this Item 7(b).

         (c)  Exhibits

              The Exhibits to this report are listed in the Exhibit Index.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AUTONATION, INC.



                                            /s/ Jonathan P. Ferrando
                                            -----------------------------------
                                            Jonathan P. Ferrando
                                            Senior Vice President,
                                            General Counsel and Secretary

Dated: July 17, 2000


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                               INDEX TO EXHIBITS

EXHIBIT       EXHIBIT
NUMBER        DESCRIPTION
-------       -----------
2.1           Separation and Distribution Agreement dated June 30, 2000, between
              AutoNation, Inc. and ANC Rental Corporation.

10.1          Tax Sharing Agreement dated June 30, 2000 between AutoNation, Inc.
              and ANC Rental Corporation.

10.2          Benefits Agreement dated June 30, 2000 between AutoNation, Inc.
              and ANC Rental Corporation.

10.3 Reimbursement Agreement dated June 30, 2000 between AutoNation, Inc. and ANC Rental Corporation.

99.1          Press release of AutoNation, Inc. dated June 30, 2000.

99.2          Unaudited Consolidated Pro Forma Balance Sheet as of
              March 31, 2000.